UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2021
EOS ENERGY ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39291	84-4290188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3920 Park Avenue
Edison, New Jersey 08820
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (732) 225-8400
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	EOSE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock	EOSEW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

On May 10, 2021, Eos Energy Enterprises, Inc. (the “Company”) amended (i) its existing registration rights agreement dated May 19, 2020 by and among the Company, B. Riley Principal Sponsor Co. II, LLC and the other parties thereto (the “Amendment to BMRG Registration Rights Agreement”) and (ii) its existing registration rights agreement dated November 16, 2020 by and among the Company and the security holders party thereto (the “Amendment to Shareholder Registration Rights Agreement”) to modify the lockup applicable to the shares of common stock held by holders party to such agreement. The lockup expires upon the satisfaction of certain conditions, including if the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after November 16, 2020. The amendment provides that if such price is achieved, the lock-up period will end no earlier than August 1, 2021. The other lockup expiration provisions remain unchanged. In addition, the amendment adds customary confidentiality provisions applicable to the shareholders. The parties to the Amendment to BMRG Registration Rights Agreement and the Amendment to Shareholder Registration Rights Agreement, including B. Riley Principal Sponsor Co. II, LLC and its affiliates, have various material relationships with the Company. For further information concerning the other material relationships between the Company and such parties, including B. Riley Principal Sponsor Co. II, LLC and its affiliates, see “Certain Relationships and Related Party Transactions” in the Company’s proxy statement for its 2021 annual meeting, filed with the U.S. Securities and Exchange Commission on April 30, 2021 and incorporated herein by reference.

The description above does not purport to be complete and is qualified in its entirety by the Amendment to BMRG Registration Rights Agreement and the Amendment to Shareholder Registration Rights Agreement, which are filed herewith as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated by reference herein, respectively.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties. The Company undertakes no obligation to update any forward-looking statements.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

4.01	Amended and Restated Registration Rights Agreement, dated May 10, 2021, by and between the Registrant, B. Riley Principal Sponsor Co. II, LLC and the other parties thereto.
4.02	Amended and Restated Registration Rights Agreement, dated May 10, 2021, by and among the Company and the security holders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOS ENERGY ENTERPRISES, INC.

Dated: May 10, 2021	By:	/s/ Sagar Kurada
		Name:	Sagar Kurada
		Title:	Chief Financial Officer
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